                   The Prudential Investment Portfolios, Inc.
                          Prudential 20/20 Focus Fund
                Prudential Short-Term Corporate Bond Fund, Inc.
                             Prudential Value Fund
                          Prudential Tax-Managed Funds
                        Prudential High Yield Fund, Inc.
                         Prudential Municipal Bond Fund

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                    Supplement dated January 9, 2003 to the
            Prospectus and Statement of Additional Information (SAI)
                           dated September 27, 2002.

   The following information amends the section entitled 'How to Buy, Sell and Exchange Shares of the Funds--Waiving Class C's Initial Sales Charge' of the Prospectus for each of the Funds listed below and amends the section of each Fund's SAI entitled 'Purchase, Redemption and Pricing of Fund Shares--Waiver of Initial Sales Charge--Class C Shares.' The information in this Supplement supersedes any contrary information that may be contained either in each Fund's Prospectus or in the SAI.

     Limited Offer. For a limited time that begins January 13, 2003, investors can purchase Class C shares of the Funds without an initial sales charge. Consequently, you may purchase Class C shares of the Funds at their next calculated net asset value. The Limited Offer is expected to continue until the aggregate amount of Class C shares sold pursuant to the Limited Offer amounts to approximately $50 million. The Limited Offer period may be shortened or extended at the Funds' discretion.

   The Limited Offer is open to all investors, except those investors with accounts maintained, administered or otherwise sponsored by Prudential Retirement Services, wrap accounts, and PruChoice accounts. In addition, the Limited Offer does not apply to investors who purchase Class C shares through certain unaffiliated brokers without paying the initial sales charge and to Class C shares of a Fund that are acquired through an exchange from any other Prudential Mutual Fund.

                                 *     *     *

The information in this supplement relates to the following Prospectuses and
SAIs:

                                                                           Date of
Fund Name                                                                  Prospectus/SAI
------------------------------------------------------------------------   -------------------
The Prudential Investment Portfolios, Inc...............................   November 27, 2002
  Prudential Jennison Equity Opportunity Fund
  Prudential Jennison Growth Fund
Prudential 20/20 Focus Fund.............................................   March 25, 2002
Prudential Short-Term Corporate Bond Fund, Inc..........................   March 28, 2002
  Income Portfolio
Prudential Value Fund...................................................   December 30, 2002
Prudential Tax-Managed Funds............................................   December 30, 2002
  Prudential Tax-Managed Equity Fund
Prudential High Yield Fund, Inc.........................................   March 1, 2002
Prudential Municipal Bond Fund..........................................   June 28, 2002
  High Income Series

MF2003C1